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                                                                    Exhibit 23.3



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report, dated February 9, 2001, included in the HS Resources, Inc. Annual Report on Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in or made a part of this registration statement on Form S-3.


                                        ARTHUR ANDERSEN LLP


Denver, Colorado
  August 21, 2001